                                                                EXHIBIT NO. 23.2


                         INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of EV Environmental, Inc. on Form S-1 of our report dated February 14, 1995, on the financial statements of Tenney Pavoni Associates, Inc.appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



Schnitzer & Kondub
Greenwich, CT

June 28, 1996